Transamerica Goldman Sachs 70/30 Allocation VP
Summary Prospectus May 1, 2020

Class	Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio’s prospectus, which contains more information about the portfolio and its risks. You can find the portfolio’s prospectus and other information about the portfolio, including the portfolio’s statement of additional information and most recent reports to shareholders, online at www.transamericaseriestrust.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus, dated May 1, 2020, and statement of additional information, dated May 1, 2020, as supplemented from time to time, are incorporated by reference into this summary prospectus. The portfolio commenced operations on May 1, 2020. The semi-annual report for the portfolio for the period ending June 30, 2020 will be sent to shareholders once it becomes available.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the portfolios’ shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If your insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. That election will apply to all portfolios available under your contract with the insurance company.
Investment Objective: Seeks long-term capital appreciation with current income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.12%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.04%
Acquired fund fees and expenses[2]	0.70%
Total annual fund operating expenses	1.11%
1	Other expenses are based on estimates for the current fiscal year.
2	Acquired fund fees and expenses are estimated for the current fiscal year and reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years
Service Class	$113	$353
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio's performance.
Portfolio turnover rate is not included at this time because the portfolio did not commence operations until after the most recent fiscal year-end.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing in underlying series of Transamerica Series Trust and Transamerica Funds (“underlying portfolios”). The portfolio normally targets an allocation of approximately 70% of its net assets to equity funds with the remaining 30% to fixed income funds and rebalances the allocation at least quarterly to maintain these approximate allocations.
The sub-adviser employs strategic asset allocation in an effort to maximize risk-adjusted returns over a full market cycle, defined as a multi-year period from the end of one economic recession through the end of the next. The sub-adviser seeks to identify and incorporate what it views as uncorrelated, persistent sources of return into its strategic asset allocation in an effort to balance risk across these return sources and translate risk allocation into capital and asset class terms. The sub-adviser also seeks to add value in the selection of underlying portfolios.
The portfolio’s investment manager, Transamerica Asset Management, Inc. (the “manager”) will, among other things, oversee and monitor the sub-adviser and will be solely responsible for selecting the underlying portfolios among which the sub-adviser may allocate the portfolio’s assets and overseeing the management of the underlying portfolios. After the underlying portfolios have been selected, the sub-adviser determines which underlying portfolios to allocate the portfolio’s assets in seeking to fulfill the sub-adviser’s target asset allocation. Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios. Through its investments in underlying portfolios, the portfolio may have exposure to companies of all capitalization ranges. The portfolio may have exposure to foreign equity and debt securities, including emerging market equity and debt securities. The portfolio has no maturity or duration requirements or limitations with respect to its fixed income fund investments, and may have exposure to high yield bonds and floating rate loans. The portfolio may invest up to 10% of its total assets in a combination of high-yield bond funds, emerging markets equity funds, emerging markets fixed income funds and real estate funds with no more than 5% in any of these fund types.
The “List and Description of Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio and provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time, and the portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may also invest in exchange-traded funds and/or derivatives to equitize cash in the equity portion of the portfolio. Derivatives are limited to exchange-traded equity and interest-rate futures. As a result of the derivatives usage, the portfolio may also hold a portion of the assets in short-term investments, including money market funds, government fixed income securities, repurchase agreements and other cash equivalents.
The portfolio may have exposure to derivative instruments through its investments in underlying portfolios.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, the portfolio’s exposure to the risks described elsewhere in this summary will likely increase. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may be negatively affected.
Allocation – The portfolio’s ability to achieve its investment objectives depends, in large part, upon the sub-adviser’s skill in determining the portfolio’s asset class allocation and reallocation from time to time, deciding whether and when to tactically overweight or underweight asset classes and selecting a mix of underlying portfolios. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar funds.

Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Underlying Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
Management – The value of your investment may go down if the investment manager’s or sub-adviser judgments and decisions are incorrect or otherwise do not produce the desired results. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies may not work as intended or otherwise fail to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
New Portfolio – The portfolio is newly formed. Investors in the portfolio bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the portfolio may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for shareholders.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs. During periods of market volatility, active trading may be more pronounced.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The value of equity securities fluctuates based on changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company, and the portfolio may lose its entire investment in the company.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the portfolio faces a risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Allocation Conflicts – The sub-adviser is subject to conflicts of interest in allocating the portfolio’s assets among underlying portfolios. The sub-adviser serves as sub-adviser to certain underlying portfolios in which the portfolio may invest. The sub-adviser will receive more revenue when it selects an underlying portfolio it sub-advises for inclusion in the portfolio.
Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, has established an investment program whereby a substantial portion of the portfolio’s assets are invested in underlying Transamerica portfolios. TAM is subject to conflicts of interest in connection with the selection and allocation by the portfolio’s sub-adviser of the portfolio’s assets among the underlying portfolios. For example, TAM has an incentive for the sub-adviser to allocate the portfolio’s assets to those underlying portfolios paying the highest net management fees to TAM, to those underlying portfolios for which an affiliate of TAM serves as the sub-adviser or to those that are subscale to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps.

Counterparty – The portfolio will be subject to the risk that the counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles in which the portfolio invests will not fulfill their contractual obligations. Adverse changes to counterparties (including derivatives exchanges and clearinghouses) may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty. The degree of credit risk of a security or financial contract depends upon, among other things, the financial condition of the issuer and the terms of the security or contract.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be impacted by changes in the issuer’s local currency. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A portfolio may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Derivatives involve special risks and costs and may result in losses to the portfolio. Using derivatives exposes the portfolio to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk and credit risk. Their usage can increase portfolio losses and reduce opportunities for gains when market prices or volatility, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying assets or indices, and those differences may affect the amount, timing and character of income distributed to shareholders.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation, and may be based on only a few industries. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and extreme price volatility. An investment in emerging market securities should be considered speculative.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio's share price to be more volatile or go down.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.

Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Issuers of junk bonds are typically in weaker financial health. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities, and they may result in losses for the portfolio. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The portfolio faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A significant or rapid rise in rates may result in losses. Changes in interest rates may affect the liquidity and value of the portfolio’s investments. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. If the portfolio holds variable or floating rate securities, a decrease in interest rates will adversely affect the income received from such securities and the value of the portfolio’s shares.
Large Capitalization Companies – The portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation or coverage requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. As a general matter, a reduction in the willingness or ability of dealers and other institutional investors to make markets in fixed income securities may result in even less liquidity in certain markets. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of less liquid or illiquid securities for an extended period (for example, several weeks or even longer), and such sale may involve additional costs. Liquidity of particular investments, or even an entire market segment, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value. An investment in a money market fund is not guaranteed and it is possible for the fund to lose money by investing in money market funds.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors. The portfolio’s primary benchmark is the Russell 3000® Index1. The secondary benchmark is the Transamerica 70/30 Allocation VP Blended Benchmark, which is composed of the following: Russell 3000® Index (49%); MSCI EAFE Index (Net USD Unhedged) (18.9%); MSCI Emerging Markets Index (Net USD Unhedged) (2.1%); Bloomberg Barclays US Aggregate Bond Index (30%).
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Goldman Sachs Asset Management, L.P. Portfolio Managers:
Christopher Lvoff, CFA	Portfolio Manager	since 2020
Neill Nuttall	Portfolio Manager	since 2020
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2021. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial Class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.
In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.